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T. Rowe Price Equity Series, Inc.
   T. Rowe Price New America Growth Portfolio

 Supplement to prospectus dated May 1, 2002
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 Effective immediately, the Portfolio Management paragraph on page 9 of the prospectus is updated with the following:

   Portfolio Management
   Effective July 22, 2002, Joseph M. Milano became chairman of New America Growth Portfolio's Investment Advisory Committee and assumed day-to-day responsibility for managing the portfolio. Mr. Milano joined T. Rowe Price in 1996 as a research analyst in the equity division covering a wide range of growth companies. He is a member of seven T. Rowe Price Investment Advisory Committees.
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 The date of this supplement is August 19, 2002.
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